Impairment of assets and Assets held for sale (Tables)	12 Months Ended
Mar. 31, 2021
Discontinued Operations And Disposal Groups [Abstract]
Summary of Assets and Liabilities Classified as Held for Sale and Computation of Impairment Loss

	As of March 31,
	2021	2021
	(INR)	(US$)
		(Note 2d)
Assets
Current assets:
Cash and cash equivalents	290	4.0
Restricted cash	84	1.1
Accounts receivable, net	149	2.0
Prepaid expenses and other current assets	44	0.6
Total current assets	567	7.7
Restricted cash	143	2.0
Property, plant and equipment, net	4,576	62.6
Deferred income taxes	359	4.9
Right-of-use assets	87	1.2
Other assets	23	0.3
Total assets (A)	5,755	78.7
Liabilities
Current liabilities:
Accounts payable	13	0.2
Current portion of long-term debt	12	0.2
Interest payable	91	1.2
Other liabilities	159	2.2
Total current liabilities	275	3.8
Non-current liabilities:
Long-term debt	1,939	26.5
Deferred income taxes	6	0.1
Other liabilities	59	0.8
Total liabilities (B)	2,279	31.2
Net Assets (C=A-B)	3,476	47.5
Fair value* (D)	878	12.0
Impairment loss (E=C-D)	2,598	35.5

*Fair value is calculated after adjusting for the expected timing of the proceeds from the sale and other costs related to the Rooftop Sale Agreement amounting to INR 201 million (US$ 2.8 million).

Summary of Impairment Loss Recorded in Relation to Property,Plant and Equipment

The impairment loss recorded in relation to the Property, plant and equipment of the Rooftop Subsidiaries not classified as held for sale was INR 657 (US$ 9.0 million), as shown below.

	As of March 31,
	2021	2021
	(INR)	(US$)
		(Note 2d)
Carrying value of Property Plant and Equipment	3,020	41.3
Fair Value *	2,363	32.3
Impairment loss	657	9.0

*Fair value is calculated after adjustment for the expected timing of the proceeds from the sale and other costs related to the Rooftop Sale Agreement amounting to INR 55 million (US$ 0.8 million).